Capital commitments	12 Months Ended
Dec. 31, 2017
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Capital commitments
25	Capital commitments

At December 31, 2017, the Group had outstanding capital commitments totaling €285.9 million (2016: €114.1 million and 2015: €66.2 million). These commitments are expected to be settled in the following financial year. The increase results from the timing of expansion projects.